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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Inveresk Research Group, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                                      43-1955097
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)




     11000 Weston Parkway, Suite 100,
           Cary, North Carolina                                      27513
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(Address of principal executive offices)                          (Zip Code)

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

  If this form relates to the registration of a class     If this form relates to the registration of a class
  of securities pursuant to Section 12(b)of the           of securities pursuant to Section 12(g) of the Exchange Act
  Exchange Act and is effective pursuant to               and is effective pursuant to General Exchange Act A.(d),
  General Exchange Act A.(c), check the following         check the following
  box. |_|                                                box. |X|
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      Securities Act registration statement file number to which this form relates: 333-85356 (if applicable)
                                ---------


        Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                        Name of each exchange on which
      to be registered                          each class is to be registered
---------------------------------               ------------------------------
           N/A                                              N/A


  Securities to be registered pursuant to Section 12(g) of the Act:


                                  common stock
         ----------------------------------------------------------------------
                                (Title of class)





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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's common stock, par value $0.01 per share, to be registered hereunder is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-85356) (as amended from time to time, the "Registration Statement") under the caption "Description of Capital Stock," and is incorporated herein by reference.

ITEM 2. EXHIBITS.

3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registration Statement).

3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registration Statement).

4.1 Form of specimen certificate for common stock (incorporated by reference to Exhibit 4.1 of the Registration Statement).


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Dated:  May 17, 2002             By:   /S/ WALTER S. NIMMO
                                    ------------------------------------------
                                    Name:    Walter S. Nimmo
                                    Title:   President, Chief Executive Officer
                                             and Director